                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                           CURRENT REPORT ON FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 17, 1997


                         Simione Central Holdings, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                       0-22162                   22-3209241
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



           6600 Powers Ferry Road, Suite 300, Atlanta, Georgia 30339
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  (Address of principal executive offices)            (Zip Code)




        Registrant's telephone number, including area code (770) 644-6500


                                 Not Applicable
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          (Former name or former address, if changed since last report)





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ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.


         On December 17, 1997, pursuant to an Asset Purchase Agreement of the same date (the "Agreement") by and among DHS Acquisition, L.L.C., ("DHS"), a Georgia limited liability company and a wholly-owned subsidiary of Simione Central Holdings, Inc. (the "Company"), the Company, Dezine Healthcare Solutions, Inc., a South Carolina corporation ("Dezine"), and Companion Technologies Corporation, a South Carolina corporation and the sole shareholder of Dezine, DHS completed the purchase (the "Acquisition") of substantially all of the assets relating to Dezine's home medical equipment ("HME") related software and services business. As consideration for the purchase of Dezine's assets, DHS (i) delivered to Dezine by wire transfer Nine Million Five Hundred Thousand Dollars ($9,500,000.00), and (ii) assumed certain of Dezine's liabilities. The Company determined the purchase price by reviewing Dezine's financial statements including, without limitation, Dezine's balance sheet, historical and projected income statements and historical and projected statements of cash flow. The proceeds obtained from the Company's 1997 Public Offering consummated in June 1997 were utilized for the Acquisition. The Company intends to continue the business of Dezine as it was conducted prior to the acquisition.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.


       (a) The financial information required by part (a) of Item 7 shall be filed on Form 8-K/A on or before March 3, 1998.

       (b) The financial information required by part (b) of Item 7 shall be filed on Form 8-K/A on or before March 3, 1998.

       (c)    Exhibits.






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
         Exhibit No.    Description
         -----------    -----------

            2.1 Asset Purchase Agreement dated as of December 17, 1997 by and among DHS Acquisition, L.L.C., the Company, Dezine Healthcare Solutions, Inc. and Companion
                        Technologies Corporation.

            3.1         Certificate of Incorporation of the Company
                        (Incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form S-4
                        (Registration Number 33-57150) as filed with the Securities and Exchange Commission).

            3.2 Amendment to the Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-4
                        (Registration Number 33-57150) as filed with the Securities and Exchange Commission).

            3.3         Certificate of Ownership Merging Simione Central
                        Holdings, Inc. into InfoMed Holdings, Inc. (Incorporated by reference to Exhibit 3.5 of the Company's Annual
                        Report on Form 10-K for the fiscal year ended December
                        31, 1996 as filed with the Securities and Exchange
                        Commission).

            3.4 Certificate of Amendment of the Certificate of Incorporation of Simione Central Holdings, Inc., filed
                        June 30, 1997 with the Secretary of State of the State of Delaware (Incorporated by reference to Exhibit 3.3 of the Company's Current Report on Form 8-K dated July 9,
                        1997 as filed with the Securities and Exchange
                        Commission).

            3.5 Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.3 of the Company's
                        Registration Statement on Form S-1 (Registration Number
                        333-25551) as filed with the Securities and Exchange
                        Commission).

            4.1 Specimen Stock Certificate of the Company (Incorporated by reference to Exhibit 4.1 of the Company's
                        Registration Statement on Form S-1 (Registration Number
                        333-25551) as filed with the Securities and Exchange
                        Commission).

            4.2 See Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 for provisions of the Company's Certificate of Incorporation and Bylaws governing rights of holders of securities of the Company.


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
            4.3 Registration Rights Agreement dated October 7, 1996 by and among InfoMed Holdings, Inc., those stockholders of Simione Central Holding, Inc. appearing as signatories to the Registration Rights Agreement, and those stockholders of InfoMed Holdings, Inc. appearing as signatories to the Registration Rights Agreement
                        (Incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K dated October 8,
                        1996 as filed with the Securities and Exchange
                        Commission).























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SIMIONE CENTRAL HOLDINGS, INC.

Date:  December 31, 1997

                                          /s/ Lori Nadler Siegel
                                          -------------------------------------
                                          Lori Nadler Siegel
                                          Chief Financial Officer and Treasurer

















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                                  EXHIBIT INDEX

         Exhibit No.    Description
         -----------    -----------


            2.1 Asset Purchase Agreement dated as of December 17, 1997 by and among DHS Acquisition, L.L.C., the Company, Dezine Healthcare Solutions, Inc. and Companion
                        Technologies Corporation.

            3.1         Certificate of Incorporation of the Company
                        (Incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form S-4
                        (Registration Number 33-57150) as filed with the Securities and Exchange Commission).

            3.2 Amendment to the Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-4
                        (Registration Number 33-57150) as filed with the Securities and Exchange Commission).

            3.3         Certificate of Ownership Merging Simione Central
                        Holdings, Inc. into InfoMed Holdings, Inc. (Incorporated by reference to Exhibit 3.5 of the Company's Annual
                        Report on Form 10-K for the fiscal year ended December
                        31, 1996 as filed with the Securities and Exchange
                        Commission).

            3.4 Certificate of Amendment of the Certificate of Incorporation of Simione Central Holdings, Inc., filed
                        June 30, 1997 with the Secretary of State of the State of Delaware (Incorporated by reference to Exhibit 3.3 of the Company's Current Report on Form 8-K dated July 9,
                        1997 as filed with the Securities and Exchange
                        Commission).

            3.5 Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.3 of the Company's
                        Registration Statement on Form S-1 (Registration Number
                        333-25551) as filed with the Securities and Exchange
                        Commission).

            4.1 Specimen Stock Certificate of the Company (Incorporated by reference to Exhibit 4.1 of the Company's
                        Registration Statement on Form S-1 (Registration Number
                        333-25551) as filed with the Securities and Exchange
                        Commission).

            4.2 See Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 for provisions of the Company's Certificate of Incorporation and Bylaws governing rights of holders of securities of the Company.






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
      4.3 Registration Rights Agreement dated October 7, 1996 by and among InfoMed Holdings, Inc., those stockholders of Simione Central Holding, Inc.
                           appearing as signatories to the Registration Rights
                           Agreement, and those stockholders of InfoMed
                           Holdings, Inc. appearing as signatories to the Registration Rights Agreement (Incorporated by reference to Exhibit 10.1 of the Company's Current
                           Report on Form 8-K dated October 8, 1996 as filed with the Securities and Exchange Commission).